EXCHANGE TRADED CONCEPTS TRUST

EMQQ The Emerging Markets Internet ETF (NYSE Arca Ticker: EMQQ)

(the “Fund”)

Supplement dated October 2, 2024, to the Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for the Fund and should be read in conjunction with the SAI.

The last sentence of the first paragraph under the sub-heading entitled “Sub-Adviser” in the “Investment Advisory and Other Services” section of the SAI is deleted in its entirety and replaced with the following:

Effective May 7, 2024, for the services the Sub-Adviser provides, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.05% on up to $100 million in assets, 0.04% on the next $400 million in assets, and 0.035% on assets in excess of $500 million. Prior to May 7, 2024, the Adviser paid the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.05% on up to $250 million in assets, 0.04% on the next $250 million in assets, and 0.035% on assets in excess of $500 million; subject to a $20,000 minimum fee.

Please retain this Supplement with the SAI for future reference.